EXHIBIT 10.1
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                            PURCHASE AGREEMENT
                            ------------------

            THIS PURCHASE AGREEMENT ("Agreement") is made as of the 11th day of January, 2000 by and between Sunrise Technologies International, Inc., a corporation organized under the laws of Delaware, with headquarters located at 3400 West Warren Avenue, Fremont, California 94538 (the "Company"), and the persons listed as investors on the signature page hereof (collectively, the "Investors").


                                 RECITALS
                                 --------

          A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

          B. The Investors wish to purchase, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, an aggregate of up to $13 million in principal amount of the Company's 7% Convertible Debentures due June 30, 2002 in the form attached hereto as Exhibit A (the "Debentures") and warrants to acquire shares of Common Stock; and

          C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws;

            In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

          1.1 "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

          1.2 "Agreements" means this Agreement, the Registration Rights Agreement, the Debentures and the Warrants.

          1.3 "A Warrants" means warrants to acquire shares of Common Stock with an exercise price equal to 115% of the Conversion Price and exercisable from the date of issuance until the fifth (5th) anniversary thereafter, in the form attached hereto as Exhibit C-1.

          1.4 "B Warrants" means warrants to acquire shares of Common Stock with an exercise price equal to 115% of the Conversion Price and exercisable from the date of issuance until the second (2nd) anniversary thereafter, in the form attached hereto as Exhibit C-2.

          1.5 "Closing" means the consummation of the transactions contemplated by this Agreement, and "Closing Date" means the date of such Closing.



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          1.6     "Common Stock" means the Company's common stock, par
value $.001 per share.

          1.7 "Control" means the possession , direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          1.8     "Conversion Price" means:

                  (A) for the period after February 29, 2000, 75% of the average of the ten (10) lowest Market Prices during the month of February 2000; provided, that such Conversion Price shall not be less than $3.00 or more than $13.67;

                  (B) for the period from the tenth (10th) trading day in February 2000 until the end of February 2000, the Conversion Price shall be 75% of the average of the ten (10) lowest Market Prices during February 2000 up until the applicable conversion date; and

                  (C) for the period prior to the 10th trading day in February 2000, the Conversion Price shall be $13.67.

          1.9 "Market Price" means the closing bid price of the Common Stock on a trading day as reported by NASDAQ National Market (the "Nasdaq Stock Market") or other principal exchange or market on which the Common Stock is listed.

          1.10 "Material Adverse Effect" means a material adverse effect on the (i) condition (financial or otherwise), business, assets, or results of operations of the Company and its subsidiaries, taken as a whole; (ii) ability of the Company to perform any of its material obligations under the Agreements; or (iii) rights and remedies of any Investor under the Agreements.

          1.11 "Person" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          1.12    "SEC Filings" has the meaning set forth in Section 4.6.

          1.13 "Securities" means the Debentures, the Warrants, the Underlying Shares and the Warrant Shares (defined below).

          1.14    "Shares" means the Underlying Shares and Warrant Shares.

          1.15 "Underlying Shares" means the shares of Common Stock issuable upon conversion of, as payment for interest under, or otherwise pursuant to the Debentures.

          1.16    "Warrants" means collectively the A Warrants and B
Warrants.

          1.17 "Warrant Shares" means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

          1.18 "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          1.19 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.



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     2.     Purchase and Sale of the Shares and Warrants.  Subject to the
terms and conditions of this Agreement, each Investor hereby severally (and not jointly) agrees to purchase, and the Company hereby agrees to sell and issue to such Investor:

               (a) The principal amount of Debentures set forth on such Investor's signature page attached hereto (with respect to such Investor, the "Purchase Price);

               (b) A Warrants to purchase such number of shares of Common Stock equal to 25% of the sum of the Underlying Shares (i) issued prior to March 1, 2000 and (ii) issuable on March 1, 2000, in each case upon conversion of the Debentures purchased by such Investor hereunder and without considering any limitations or restrictions contained in Section 3(i) of the Debentures; and

               (c) B Warrants to purchase such number of shares of Common Stock equal to 25% of the sum of the Underlying Shares (i) issued prior to March 1, 2000 and (ii) issuable on March 1, 2000, in each case upon conversion of the Debentures purchased by such Investor hereunder and without considering any limitations or restrictions contained in Section 3(i) of the Debentures.

            The Company agrees that within ten (10) business days after March 1, 2000, it shall deliver to each Investor (or then holder of Securities) new Debentures and Warrants in substitution of the Debentures and Warrants issued on the Closing Date which are identical in all respects except that the then fixed Conversion Price shall be appropriately specified in the Debentures, the then fixed exercise price under the Warrants shall be appropriately specified in the Warrants, and the Warrants shall specify the fixed number of Warrant Shares into which the Warrants are then exercisable. Such changes are intended not as amendments to the Debentures or Warrants but only as clarification of the foregoing numbers for convenience purposes, and such changes shall not affect any provisions concerning adjustments to the Conversion Price, exercise price or number of Warrant Shares contained therein.

            The Debentures shall be callable by the Company at any time after the second anniversary of the issuance date thereof at a price consisting of (i) cash equal to 130% of the outstanding Principal Amount and accrued but unpaid interest thereunder, and (ii) additional A Warrants to purchase such number of shares of Common Stock equal to 30% of the Underlying Shares which would have been issued or issuable upon conversion of the portion of the outstanding Principal Amount called. The B Warrants shall be callable by the Company for $.01 per Warrant Share issuable under such called B Warrants if the Market Price of the Common Stock is more that 125% of the then applicable exercise price for the B Warrants for twenty
(20) consecutive trading days (the "Pre-Call Period").

            Notwithstanding the foregoing, to execute either of the foregoing call rights, (i) the Company must exercise its rights pro rata among all Investors; (ii) the Company must give each Investor at least thirty (30) business days prior written notice of the call date (the period from the Notice to the call date being referred to as the "Post-Call Period"); (iii) during the entire Post-Call Period and, in the case of B Warrants, the entire Pre-Call Period, and in the case of Debentures, the entire twenty (20) consecutive trading day period immediately preceding the call notice, the Underlying Shares and Warrant Shares must either be (A) covered by an effective registration statement under the 1933 Act and a deliverable prospectus or (B) freely tradeable under Rule 144(k) thereunder and (iv) the Underlying Shares and Warrant Shares must be listed and traded on the Nasdaq Stock Market or another acceptable exchange or market.

     3. Closing. The Company shall promptly deliver to Kleinberg, Kaplan, Wolff & Cohen, P.C. ("KKWC"), on the date hereof, in trust, (i) the Warrants and Debentures registered in such name or names as the Investors may designate, representing all of the Warrants and Debentures, and (ii) payment in full of the fees and expenses referred to in Section 10.5(c) below, with instructions that such Debentures, Warrants and dollar amounts are to be held for release only upon payment of the Purchase Price pertaining thereto to the Company. Upon receipt by KKWC of such Debentures, Warrants and dollar amounts, such Investor shall promptly cause wire transfers in same day funds to be sent to the account of the Company as instructed in writing by the Company, in amounts representing each Investor's aggregate Purchase Price. On the date the Company receives each such wire transfer it shall immediately notify KKWC, and the Debentures and the Warrants pertaining to such wire transfers shall be released to the applicable Investor(s) and the dollar amounts shall be released to the payee as contemplated by Sections 10.5 (c) (and the first such date shall be deemed the "Closing Date"). The portion of the dollar amounts due under
Section 10.5(c) below upon execution hereof shall be paid directly to the payee herein or, if same is paid to KKWC, may be immediately released to such payee.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that:

          4.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify or be licensed would not have a Material Adverse Effect. Schedule 4.1 lists all subsidiaries of the Company. Except when the context otherwise requires, representations and warranties in this Section 4 by the Company shall be deemed to include representations and warranties as to its subsidiaries as well.

          4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          4.3 Capitalization. Set forth on Schedule 4.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and
(d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth on Schedule 4.3, no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company, including the Securities. Except as set forth on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any


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kind, and except as contemplated by this Agreement, the Company does not have any present plan or intention to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by it. Except as set forth on Schedule 4.3, the Company does not know of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities held by them. Except as set forth on Schedule 4.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          4.4 Valid Issuance. The Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of, as payment for interest on and otherwise pursuant to the Debentures, and upon exercise of the Warrants. The Company will take such steps as may be necessary to reserve sufficient additional shares for issuance pursuant to
Section 7 below when such issuance is determinable (if not already reserved). The Debentures and Warrants are duly authorized, and such Securities, along with the Underlying Shares and the Warrant Shares when issued in accordance herewith and with the terms of the Debentures and Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

          4.5 Consents. The execution, delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than
(i) filings that have been made pursuant to applicable state securities laws and the requirements of the Nasdaq Stock Market and (ii) post-sale filings pursuant to applicable state and federal securities laws and the requirements of the Nasdaq Stock Market which the Company undertakes to file within the applicable time periods.

          4.6 Delivery of SEC Filings; Business. The Company has provided each Investor with copies of the Company's most recent Annual Report on Form 10K for the fiscal year ended December 31, 1998, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10K (collectively, the "SEC Filings"). The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company. The Company has not provided to the Investors (i) any information required to be filed under the 1934 Act that has not been so filed or (ii) any non-public information.

          4.7 Use of Proceeds. The proceeds of the sale of the Securities hereunder shall be used by the Company for working capital and general corporate purposes.

          4.8 No Material Adverse Change. Since the filing of the Company's most recent Annual Report on Form 10K or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act, there has not been:

               (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's most recent Report on Form 10Q, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

               (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

               (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

               (iv) any waiver by the Company of a valuable right or of a material debt owed to it;

               (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (vi) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (vii) any labor difficulties or labor union organizing activities with respect to employees of the Company;

               (viii) any transaction entered into by the Company other than in the ordinary course of business; or

               (ix) any other event or condition of any character that might have a Material Adverse Effect.

          4.9     SEC Filings; Material Contracts.

               (a) As of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (b) Each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (c) Except as set forth on Schedule 4.3 hereto, there are no agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

          4.10    Form S-3 Eligibility.

            The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act.

          4.11 No Conflict, Breach, Violation or Default. (a) The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation ("Articles") or Bylaws, each as in effect on the date hereof, or (ii) except where it would not have a Material Adverse Effect, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or
(b) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company are subject.

                  (b) Except as set forth on Schedule 4.11 hereto, or where it would not have a Material Adverse Effect, the Company (i) is not in violation of any statute, rule or regulation applicable to the Company or its assets, (ii) is not in violation of any judgment, order or decree applicable to the Company or its assets; and (iii) is not in breach or violation of any agreement, note or instrument to which it or its assets are a party or are bound. The Company has not received notice from any Person of any claim or investigation that, if adversely determined, would render the preceding sentence untrue or incomplete.

          4.12 Tax Matters. The Company has correctly and timely prepared and filed or timely obtained extensions for, all tax returns required to have been filed by it with all appropriate governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments of the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party. There are no tax liens or claims pending or threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

          4.13 Title to Properties. Except as disclosed in the SEC Filings, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.14 Certificates, Authorities and Permits. The Company possesses adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct its business as presently operated and has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

          4.15 No Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent.



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          4.16    Intellectual Property.  The Company owns or possesses
adequate trademarks and trade names and have all other rights to inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. Schedule 4.16 sets forth a list by serial number and title of the patents and/or patent applications owned or possessed by the Company. No proprietary technology of any Person was used in the design or development by the Company of (or otherwise with respect to) any of the Intellectual Property Rights, which technology was not properly acquired by the Company from such Person.

          4.17 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, U.S. or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

          4.18 Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Agreements, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.19 Financial Statements. The financial statements included in each SEC Filing present fairly and accurately the consolidated financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth on Schedule 4.19 or in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

          4.20 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted, and properties owned or leased, by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.21 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with all applicable Nasdaq continued listing requirements for the Nasdaq Stock Market. There are no proceedings pending or, to the Company's knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq Stock Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq Stock Market.



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          4.22    Acknowledgement of  Dilution.  The number of shares of
Common Stock issuable pursuant to the Debentures and Warrants may increase significantly. The Company's executive officers and directors have studied and fully understand the nature of the transactions being contemplated hereunder and recognize that they have a potential dilutive effect.

          4.23 Brokers and Finders. The Investors shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement by virtue of any agreement made by the Company to a third party, and except as set forth in
Section 10.5 below, the Company shall have no such liability or responsibility for any such commission or finder's fee.

          4.24 No Directed Selling Efforts or General Solicitation. Neither the Company nor, to its knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.25 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act; or would require the integration of this offering with any other offering of securities for purposes of determining the need to obtain shareholder approval of the transactions contemplated hereby under the rules of the Nasdaq Stock Market.

          4.26 Disclosures. No representation or warranty made under any Section hereof and no information furnished by the Company pursuant hereto, or in any other document, certificate or statement furnished by the Company to the Investor or any authorized representative of the Investor, pursuant to the Agreements or in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the respective statements contained herein or therein, in light of the circumstances under which the statements were made, not misleading.

     5. Representations and Warranties of the Investors. Each Investor hereby severally represents and warrants to the Company as to itself only that:

          5.1 Organization and Existence. The Investor is a validly existing company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

          5.2 Authorization. The execution, delivery and performance by the Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms.

          5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of securities laws, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of securities laws. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

          5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5 Disclosure of Information. The Investor has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement or made pursuant to this Agreement.

          5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

          5.7 Legends. It is understood that, until registration for resale pursuant to the Registration Rights Agreement or until sales under Rule 144 are permitted, certificates evidencing the Securities will bear one or all of the following legends or legends substantially similar thereto:

            "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Act but only upon a holder hereof first having obtained the written opinion of counsel to the Corporation, or other counsel reasonably acceptable to the Corporation, that the proposed disposition is consistent with all applicable provisions of the Act."

            Upon registration for resale pursuant to the Registration Rights Agreement, or when sales under Rule 144 are permitted, the Company shall promptly cause certificates evidencing the Shares previously issued hereunder to be replaced with certificates which do not bear such restrictive legends. Upon conversion of the Debentures, exercise of the Warrants, and payment of interest on the Debentures in Common Stock, the Company shall promptly cause certificates evidencing the Shares issued thereunder to be delivered to the holder thereof without any restrictive legends thereon, so long as such Shares have been registered for resale under the 1933 Act or sales of such Shares are permitted under Rule 144.

          5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

          5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

     6. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for the Investors to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

     7.     Covenants and Agreements of the Company.

          7.1     Subsequent Sale at Lower Price.

               (a) Required Adjustments. If during the period ending on the later of (i) thirty (30) months following the Closing Date or (ii) twenty-seven (27) months following the effective date of the Registration Statement contemplated by the Registration Rights Agreement (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Conversion Price per share set forth in the definition hereof, then (1) the Conversion Price per share under the Debentures shall be adjusted downward to equal such lower Per Share Selling Price, and (2) the then exercise price under the Warrants shall be adjusted downward to equal such lower Per Share Selling Price, as set forth in the Debentures and Warrants, respectively; provided, however, that this provision shall not apply to (w) any issuances or sales of securities pursuant to employee or director option plans of the Company approved by shareholders or pursuant to contracts currently in effect and disclosed to Investors, (x) any issuances of securities in connection with any acquisition, merger or licensing arrangement for products or intellectual property, (y) any issuances to consultants as reasonable consideration for services rendered, or (z) any issuances of securities to liquidate royalty interests, so long as all such issuances under this clause (z) in the aggregate do not cause a dilution of greater than 5% of the Investors' equity ownership in the Company during the one year period following the Closing Date (for clarification purposes, such 5% dilution provision shall apply only to this clause (z) and shall not affect any other provisions of this Section 7.1(a)). If such dilution is greater than 5% at any time or from time to time during the one year period following the Closing Date, then (1) the Conversion Price per share under the Debentures shall be adjusted downward, and (2) the then exercise price under the Warrants shall be adjusted downward, to the extent necessary such that the Investors shall be entitled to receive in the aggregate, upon conversion and exercise thereof in full, such additional number of shares of Common Stock as is necessary to eliminate such dilution over 5% without any additional consideration therefor. For purposes of the preceding sentence and clause (z) above, any issuances of Common Stock to third parties shall be deemed to have occurred upon the issuance of "derivative securities" as set forth in Section 7.1(b)(i) below, and dilution calculations shall be computed as if all the Debenture and Warrants issued on the date hereof were already converted and exercised in full and any "derivative securities" were already converted, exchanged and exercised in full.

               (b)      Definitions.

                        (i) For the purposes of adjustments contained in the Debentures and Warrants as described in Section 7.1(a) above, the term "Per Share Selling Price" shall include the amount actually paid by third parties for each share of Common Stock; in the event a fee is paid by the Company in connection with the transaction, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security, less the fee amount as provided above). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

                  (ii) The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the 1933 Act.

                  (iii) The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares (including without limitation as a result of a lower conversion, exchange or exercise price) based upon subsequent transactions of the Company on terms more favorable than those granted to such New Investor in such New Offering.

                  (iv) The term "MFN Period" shall have the meaning set forth in Section 7.1(a), above.

          7.2     Limitation on Transactions.

               (a) Until the date of effectiveness of the registration statement contemplated by the Registration Rights Agreement, without the prior written consent of a majority-in-interest of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not (i) issue or sell or agree to issue or sell any securities for cash in a non-public MFN Transaction; or (ii) issue or sell, or agree to issue or sell, any securities for cash in a non-public Variable Rate Transaction.

               (b) During the period after effectiveness of the registration statement contemplated by the Registration Rights Agreement and until the expiration of the MFN Period, without the prior written consent of a majority-in-interest of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not (i) issue or sell or agree to issue or sell any securities for cash in a non-public MFN Transaction; or (ii) issue or sell, or agree to issue or sell, any securities for cash in a non-public Variable Rate Transactions.

               (c) The Company shall not issue any securities in any transaction that would be integrated with the Securities issued pursuant to this Agreement for federal or state securities laws purposes or under NASD or NASDAQ rules or regulations.

          7.3     Right of Investors to Participate in Future Transactions.

               (a) The Company agrees that during the MFN Period the Investors will have a right to participate in future non-public capital raising transactions as set forth in this Section 7.3. The Company shall give advance written notice to the Investors prior to any offer or sale of any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities in a non-public capital raising transaction. Prior to the closing of any such transaction, the Investors shall have the right to participate, on a pro rata basis among those Investors interested in participating, in up to 33 1/3% of such new offering (or in the case of a Variable Rate Transaction, up to 75% of such new offering) and purchase such securities for the same consideration and on the same terms and conditions as contemplated for such third-party sale.

In order to exercise this right, an Investor must give written notice to the Company of the Investor's election to participate and such notice must be given within ten (10) days following receipt of the notice from the Company. In the event the Company gives notice to the Investors of an expected transaction pursuant to this Section 7.3 but cannot consummate such transaction, the Company will give the Investors prompt written notice of the cancellation of such transaction. If, subsequent to the Company giving notice to the Investors hereunder, the terms and conditions of the proposed third-party sale are changed in any way, the Company shall be required to provide a new notice to the Investors hereunder and the Investors shall have the right to participate in the offering on such changed terms and conditions as provided hereunder.

               (b) Notwithstanding anything contained in Section 7.3(a) above, such Section 7.3(a) shall not apply if an investment bank, which has been ranked as one of the top ten firms for dollar value of equity underwritings for the prior calendar year (as reported by Dow Jones, Bloomberg or other national financial publication or reporting service), is providing the capital in such offering and such investment bank reasonably requires as a condition thereto that such bank be the sole investor (not acting as agent) in such offering.

               (c) The Company agrees that during the MFN Period, if the Company desires to seek or enter into any non-public capital raising transaction from time to time, it shall first discuss such potential transaction with the Investors and offer the Investors the right to provide such capital in whole or in part prior to seeking capital from other sources ("Right of First Discussion"). If after any such discussions and/or offer the terms or conditions of such potential capital raising transaction shall change in any way, the Right of First Discussion contained herein shall again apply as if a new potential capital raising transaction were contemplated. Notwithstanding anything contained in this
Section 7.3(c), this Section 7.3(c) is intended to be in addition to
Section 7.1(a) and shall not in any way affect the Investors' rights or the Company's obligations under Section 7.3(a).

          7.4 Opinion of Counsel. On or prior to the Closing Date, the Company will deliver to the Investors the opinions of independent legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.4 hereto.

          7.5 Reservation of Common Stock. The Company hereby agrees, at all times with respect to shares issuable upon conversion of and interest payable pursuant to the Debentures and upon exercise of the Warrants, (including without limitation additional shares issuable following any adjustment described in Section 7.1 above), to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for such issuance(s) of Common Stock upon conversion of and for interest payable pursuant to the Debentures and upon exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants and conversion of and payment of interest under the Debentures in full in accordance with the terms of the Warrants and Debentures.

          7.6 Reports. Within one week of filing the following reports with the SEC, or in the absence of such filing within the time periods specified below, the Company shall send a copy of the following reports to each Investor by regular mail:

               (a) Quarterly Reports. As soon as available the Company's quarter-annual report on Form 10-Q or, in the absence of such report, consolidated balance sheets of the Company and its subsidiaries as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles, subject to year-end and audit adjustments.

               (b) Annual Reports. As soon as available after the end of each fiscal year of the Company, the Company's Form 10K or, in the absence of a Form 10K, consolidated balance sheets of the Company and its subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant, currently PricewaterhouseCoopers LLP, or an equivalent accounting firm as appointed by the Company's stockholders.

               (c) Securities Filings. As promptly as practicable and in any event within one week after the same are issued or filed, copies of
(i) all notices, proxy statements, financial statements, reports and documents as the Company or any subsidiary shall send or make available generally to its stockholders or to financial analysts, and (ii) all periodic and special reports, documents and registration statements which the Company or any subsidiary furnishes or files, or any officer or director of the Company or any of its subsidiaries (in such person's capacity as such) furnishes or files with the SEC.

               (d) Other Information. Such other information relating to the Company or its subsidiaries as from time to time may reasonably be requested by any Investor provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to the Investors would not be harmful to the Company.

               (e) Rule 144. The Company agrees to make publicly available on a timely basis the information necessary to enable Rule 144 to be available for resale.

          7.7 Press Releases. Any press release or other publicity concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Investors for comment at least two (2) business days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange. The Company shall issue a press release concerning the fact and material terms of this Agreement within one business day of the Closing.

          7.8 No Conflicting Agreements. The Company will not, and will not permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

          7.9 Insurance. For so long as any Investor beneficially owns any of the Securities, the Company shall, and shall cause each subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and
(b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company and the subsidiaries to insure.

          7.10 Compliance with Laws. For so long as any Investor beneficially owns any of the Securities, the Company will use reasonable efforts, and will cause each of its subsidiaries to use reasonable efforts, to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

          7.11 Listing of Shares and Related Matters. The Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Shares to be listed on the Nasdaq Stock Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Common Stock underlying the Debentures and Warrants, and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq Stock Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Shares thereon.

          7.12 Corporate Existence. So long as any Investor beneficially owns any of the Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the conversion and exercise in full of all Debentures and Warrants outstanding as of the date of such transaction; (b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c) (i) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon conversion and exercise of the Debentures and Warrants are (or would be upon issuance thereof) listed for trading on the Nasdaq Stock Market, New York Stock Exchange or American Stock Exchange, or (ii) if not such a publicly traded corporation, then the buyer agrees that it will, at the election of the Investors, purchase such Investors' Securities at a price equal to 120% of the Purchase Price of such Securities.

     8. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement.

     9. Litigation. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement or the other Agreements shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth in this Agreement (and service so made shall be deemed complete three
(3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The Company hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement or the other Agreements.

     10.    Miscellaneous.

          10.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other party hereto which consent may not be unreasonably withheld or delayed, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights hereunder in whole or in part to any purchaser of Securities from such Investor or to such Investor's affiliates. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          10.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          10.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by
(i) personal delivery, (ii) telex or telecopier, upon receipt of the electronically generated confirmation of delivery, or (iii) a recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                  If to the Company:

                  SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                  3400 West Warren Avenue
                  Fremont, California  94538
                  Telephone:  (510) 623-9001
                  Telefax:    (510) 623-9009
                  Attention:  Mr. Peter E. Jansen
                              Chief Financial Officer
                  with a copy to:

                  Duane, Morris & Heckscher LLP
                  227 West Monroe Street, Suite 3400
                  Chicago, Illinois  60606
                  Attn:       Eric M. Fogel
                  Telephone:  (312) 499-6700
                  Facsimile:  (312) 499-6701

                  If to the Investors:

                  To the address listed for such Investor on its signature page.

                  with a copy to:

                  Tail Wind, Inc.
                  c/o European American Securities, Inc.
                  One Regent Street, 4th Floor
                  London SW1Y 4NS
                  England
                  Attn:       David Crook
                  Telephone:  44-171-468-7660
                  Facsimile:  44-171-468-7657

                  and with a copy to:

                  Kleinberg, Kaplan, Wolff & Cohen, P.C.
                  551 Fifth Avenue
                  New York, New York  10176
                  Attn:       Stephen M. Schultz
                  Telephone:  (212) 986-6000
                  Facsimile:  (212) 986-8866

          10.5    Fees and Expenses.

               (a) Except as set forth below, the parties hereto shall pay their own costs and expenses in connection herewith.

               (b) The Investors shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement. A cash fee equal to 4.5% of the gross proceeds received by the Company hereunder from Investors procured by Dunwoody will be paid by the Company to Dunwoody Brokerage Services, Inc. ("Dunwoody") at closing. The company will also issue to Dunwoody a five-year warrant (the "Dunwoody Warrant") for the purchase of 100,000 shares of Common Stock. The Dunwoody Warrant shall have an exercise price per share equal to the five-day average closing bid price of the Company's Common Stock as reported on the Nasdaq National Market over the five trading days immediately preceding the Closing Date. The shares of Common Stock underlying the Dunwoody Warrants shall be included in the definition of "Registrable Securities" under the Registration Rights Agreement and Dunwoody shall be made a party thereto.

                  (c) Tail Wind Inc. shall receive an expense allowance to cover due diligence expenses and legal expenses, in an amount equal to the sum of (i) 1% of the aggregate Purchase Price of The Tail Wind Fund, Ltd., Jeddy Development Inc. (or other investor in substitution thereof) and LBI Group Inc. and (ii) 0.5% of the aggregate Purchase Price of all other Investors. Half of such expense allowance shall be paid by the Company upon execution hereof and the remainder shall be paid at the Closing.

          10.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority-in-interest of the Investors, provided, however, that (a) any such amendment or waiver shall not be effective against any Investor not consenting to same in writing to the extent such Investor's rights or obligations hereunder are or may be adversely affected thereby, and (b) any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          10.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          10.8 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, and the Registration Rights Agreement constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          10.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          10.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

          10.11   Remedies.

               (a) The Investors shall be entitled to specific performance of the Company's obligations under the Agreements.

               (b) Each party shall indemnify the other and hold it harmless from any loss, cost, expense or fees (including attorneys' fees and expenses) arising out of any breach of any representation, warranty, covenant or agreement in any of the Agreements, or arising out of the enforcement of this Section 10.11




                         [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                  The Company:
                  -----------

                  SUNRISE TECHNOLOGIES INTERNATIONAL, INC.


                  By:_________________________
                  Name:
                  Title:

                  The Investors:
                  -------------

                  THE TAIL WIND FUND, LTD.


                  By:_________________________
                  Name:
                  Title:


Aggregate Purchase Price:           $1,500,000


Address for Notices:                The Tail Wind Fund, Ltd.
                                    Windermere House
                                    404 East Bay Street
                                    P.O. Box SS-5539
                                    Nassau, Bahamas
                                    Attn:  J. McCarroll
                                    Telephone:  242/393-8777
                                    Facsimile:   242/393-9021

                                    with a copy to:

                                    Tail Wind, Inc.
                                    c/o European American Securities, Inc.
                                    One Regent Street, 4th Floor
                                    London SW1Y 4NS
                                    England
                                    Attn:  David Crook
                                    Telephone:  44-171-468-7660
                                    Facsimile:   44-171-468-7657

                                    and with a copy to:

                                    Kleinberg, Kaplan, Wolff & Cohen, P.C.
                                    551 Fifth Avenue
                                    New York, New York  10176
                                    Attn:  Stephen M. Schultz
                                    Telephone: (212) 986-6000
                                    Facsimile: (212) 986-8866

                        LBI GROUP INC.


                        By:_________________________
                        Name:  Steven L. Berkenfeld
                        Title:  Senior Vice President

Aggregate Purchase Price:           $5,000,000


Address for Notices:                LBI Group Inc.
                                    c/o Lehman Brothers, Inc.
                                    3 World Financial Center
                                    New York, NY  10285
                                    Attn:  Steven Weinstein
                                    Phone:  (212) 526-6957
                                    Fax:  (212) 526-2199

                                    with a copy to:

                                    Kleinberg, Kaplan, Wolff & Cohen, P.C.
                                    551 Fifth Avenue
                                    New York, New York  10176
                                    Attn:  Stephen M. Schultz
                                    Telephone: (212) 986-6000
                                    Facsimile: (212) 986-8866

                        JEDDY DEVELOPMENT INC.


                        By:_________________________
                        Name: Pablo Javier Espino
                        Title:      Director

Aggregate Purchase Price:           $2,000,000


Address for Notices:                JEDDY DEVELOPMENT INC.
                                    53 Street
                                    Urbanization Obarrio
                                    Republic of Panama
                                    Attn: Pablo Javier Espino
                                    Phone:  (212) 692-9577
                                    Fax:  001718-339-7079

                                    with a copy to:

                                    Moe Bodner
                                    551 Fifth Avenue
                                    New York, New York  10176
                                    Telephone: (212) 693-9577
                                    Facsimile: (212) 986-2825

                                    with a copy to:

                                    Kleinberg, Kaplan, Wolff & Cohen, P.C.
                                    551 Fifth Avenue
                                    New York, New York  10176
                                    Attn:  Stephen M. Schultz
                                    Telephone: (212) 986-6000
                                    Facsimile: (212) 986-8866

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    ____________________________
                                    Donald Sanders MD, PhD


Aggregate Purchase Price:           $800,000


Address for Notices:                DONALD SANDERS MD, PhD
                                    180 W. Park Avenue
                                    Suite 150
                                    Elmhurst, Illinois  60126
                                    Attn: DONALD SANDERS MD, PhD
                                    Phone:  (630) 530-9700
                                    Fax:  (630) 530-1636

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    DONALD SANDERS, IRA,
                                    CIBC OPPENHEIMER CORP AS CUSTODIAN


                                    By:_________________________
                                    Name:      Donald Sanders MD, PhD
                                    Title:     Beneficiary

Aggregate Purchase Price:           $700,000


Address for Notices:                DONALD SANDERS MD, PhD
                                    180 W. Park Avenue
                                    Suite 150
                                    Elmhurst, Illinois  60126
                                    Attn: DONALD SANDERS MD, PhD
                                    Phone:  (630) 530-9700
                                    Fax:  (630) 530-1636

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    MONICA SANDERS


                                    By:_________________________
                                    Name:Donald Sanders MD, PhD,
                                         as guardian for
                                         Monica Sanders


Aggregate Purchase Price:           $100,000


Address for Notices:                DONALD SANDERS MD, PhD
                                    180 W. Park Avenue
                                    Suite 150
                                    Elmhurst, Illinois  60126
                                    Attn: DONALD SANDERS MD, PhD
                                    Phone:  (630) 530-9700
                                    Fax:  (630) 530-1636

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    KENDRA SANDERS


                                    By:_________________________
                                    Name:Donald Sanders MD, PhD,
                                         as guardian for
                                         Kendra Sanders


Aggregate Purchase Price:           $100,000


Address for Notices:                DONALD SANDERS MD, PhD
                                    180 W. Park Avenue
                                    Suite 150
                                    Elmhurst, Illinois  60126
                                    Attn: DONALD SANDERS MD, PhD
                                    Phone:  (630) 530-9700
                                    Fax:  (630) 530-1636

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    WANDA SANDERS, IRA,
                                    CIBC OPPENHEIMER CORP AS CUSTODIAN


                                    By:_________________________
                                    Name:      Wanda Sanders
                                    Title:     Beneficiary

Aggregate Purchase Price:           $300,000


Address for Notices:                DONALD SANDERS MD, PhD
                                    180 W. Park Avenue
                                    Suite 150
                                    Elmhurst, Illinois  60126
                                    Attn: DONALD SANDERS MD, PhD
                                    Phone:  (630) 530-9700
                                    Fax:  (630) 530-1636

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    ____________________________
                                    Meyer Temkin



Aggregate Purchase Price:           $200,000


Address for Notices:                Meyer Temkin
                                    11 Grace Ave
                                    Great Neck, NY  11021
                                    Attn: Meyer Temkin
                                    Telephone: 516-829-4242
                                    Facsimile: 516-829-3752

                                    with a copy to:

                                    Berger Kaye LLP
                                    270 Madison Avenue
                                    New York, New York  10016
                                    Attn:  Darren Berger, Esq.
                                    Telephone: (212) 252-7733
                                    Facsimile: (212) 252-7738

      The undersigned Investor agrees that he, she or it will permit all decisions with respect to amendments, waivers and remedies of the Purchase Agreement, Registration Rights Agreement, Debenture and Warrant to be made by LBI Group Inc. ("LBI") and The Tail Wind Fund, Ltd. ("Tail Wind"), provided that no amendment, waiver or remedy shall discriminate to the detriment of such undersigned but not LBI and Tail Wind. The undersigned has had the opportunity to consult with separate counsel with respect to such documents. The undersigned Investor does not make the representation contained in Section 5.1 hereof.






                                    ____________________________
                                    Charles D. Kelman, M.D.


Aggregate Purchase Price:           $1,000,000


Address for Notices:                Charles D. Kelman, M.D.
                                    631 South Ocean Blvd.
                                    Boca Raton, Florida 33432
                                    Attn:   Charles D. Kelman, M.D.
                                    Telephone: 561-367-0218
                                    Facsimile: 561-367-1030

                                    with a copy to:

                                    Berger Kaye LLP
                                    270 Madison Avenue
                                    New York, New York  10016
                                    Attn:  Darren Berger, Esq.
                                    Telephone: (212) 252-7733
                                    Facsimile: (212) 252-7738